NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

SUPPLEMENT DATED AUGUST 10, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 28, 2018

Effective September 4, 2018, Jody Hrazanek will be added as a portfolio manager for Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) (the “Fund”).

Ms. Hrazanek, Portfolio Manager, joined Nuveen in May 2018 from Voya Investment Management where she was head of Strategy Design and Implementation. In this role, she was portfolio manager for a number of multi-asset strategies including target date, portable alpha and option overlay strategies. Prior to Voya, Jody worked at Advent Capital Management as a convertible bond trader for both long-only and hedge fund portfolios.

David A. Friar will continue to serve as a portfolio manager for the Fund, and Keith B. Hembre will no longer be a portfolio manager for the Fund. The Fund’s investment objective, investment strategies, and management philosophy remain unchanged.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE